Exhibit 99.1 IKT Clinical Development of Therapies Intended to Reverse the Functional Loss in Parkinson’s and Related Disorders 2Q 2021 BUSINESS PRESENTATIONExhibit 99.1 IKT Clinical Development of Therapies Intended to Reverse the Functional Loss in Parkinson’s and Related Disorders 2Q 2021 BUSINESS PRESENTATION

Disclaimer This presentation shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Inhibikase Therapeutics, Inc. (the “Company” or “we”) intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” should, “will,” may”, “continue” and similar expressions. Such statements are subject to a number of assumptions, risks and uncertainties which may cause actual results, performance or achievements to be materially different from those anticipated in these forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations and plans which contain projections of future clinical studies, regulatory approvals, product candidate development, results of operations or financial condition or state other forward-looking information. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s filings with the Securities and Exchange Commission, including its registration statement on Form S-1, as amended (File No. 333-240036), including under the caption Risk Factors. We do not intend our use or display of other entities’ names, trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entity. 22Disclaimer This presentation shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Inhibikase Therapeutics, Inc. (the “Company” or “we”) intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” should, “will,” may”, “continue” and similar expressions. Such statements are subject to a number of assumptions, risks and uncertainties which may cause actual results, performance or achievements to be materially different from those anticipated in these forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations and plans which contain projections of future clinical studies, regulatory approvals, product candidate development, results of operations or financial condition or state other forward-looking information. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s filings with the Securities and Exchange Commission, including its registration statement on Form S-1, as amended (File No. 333-240036), including under the caption Risk Factors. We do not intend our use or display of other entities’ names, trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entity. 22

IKT Company OverviewIKT Company Overview

COMPANY HIGHLIGHTS

# Driving Functional Reversal of Parkinson's Disease

- Multi-therapeutic pipeline with emphasis on neurodegeneration inside and out side of the brain
- Our lead inhibitor of the Abelson Tyrosine Kinase (c-Abl), IkT-148009, halts and reverses functional loss in animal models that recreate progressive human disease
- Five clinical programs in neurodegeneration and one clinical program in oncology by close of 2021
- Ongoing Phase 1 trial with IkT-148009 reaches therapeutic drug exposures seen in animal models at just 25 mg oral dose 1x/day in humans
- Multiple patent families for lead compound with expiration of 2036 and beyond
- $20.4 million in grants and contracts from NIH, DoD, the Michael J. Fox Foundation and the Georgia Research Alliance, all peer-reviewed
- $19 million in investor capital since 2018
- Highly experienced and respected management team, consultants, Board of Directors and nearly all KOLs in the field on Scientific Advisory Board


BY 2025, PARKINSON'S DISEASE DRUG SALES ARE EXPECTED TO
Double
Pharma Insights, 2019
SALES ESTIMATES BY 2025 ARE EXPECTED TO CREST
$6.0 Billion
Pharma Insights, 2019
THE COUNTRY WITH THE HIGHEST DIAGNOSED PREVALENCE IS
The U.S.
DelveInsight, 2019

Inhibikase Therapeutics 4

COMPANY HIGHLIGHTS: MULTI-THERAPEUTIC PIPELINE Multi-Indication Pipeline in Neurodegeneration, Oncology and Infectious Disease 5COMPANY HIGHLIGHTS: MULTI-THERAPEUTIC PIPELINE Multi-Indication Pipeline in Neurodegeneration, Oncology and Infectious Disease 5

COMPANY HIGHLIGHTS

# Selected Financial and Stock Data

- $20.4M non-dilutive grant revenue pre-IPO (NIH, DoD, States)
- $19M equity sales since 2018, $18M from Initial Public Offering with ThinkEquity
- 10,133,345 issued and outstanding common shares as of 5/14/2021
- 3,574,658 Options (WAEP $2.43)
- 721,913 Warrants (WAEP $5.83)
- 53% held by insiders, 16.5% held by institutions

| Balance Sheet | | March 31, 2021 |
|---|---|---|
| | | |
| Current assets: | | |
| Cash | $ | 9,609,631 |
| Grants Receivable | | 332,674 |
| Prepaid research and development | | 712,674 |
| Prepaid expenses and other current assets | | 1,218,956 |
| Total Current Assets | $ | 11,874,035 |
| | | |
| Total Current Liabilities | | 3,837,464 |
| | | |
| | | |
| Working Capital | | 8,036,5717 |
| Active grant funding available in accounts held by U.S. Treasury | | 772,420 |
| Total Working Capital | $ | 8,808,991 |

Inhibikase Therapeutics 6

IkT-148009 ONGOING TRIALS IN SAFETY AND DOSING

# Accelerated Clinical Development Timeline

**Pre-IPO plan, Dec. 2020**

Sequential Single Ascending Dose (SAD) in 8 cohorts, followed by Multiple Ascending Dose (MAD) in 4 cohorts
PD patients in late 4Q21 or 1Q22


IkT-148009 Phase 1 SAD / MAD (12-14 Months)
IkT-148009 Phase 1b (Overlapping, Up to 6 Months)
MONTHS ▶ 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
IkT-148009 Phase 1 SAD / MAD (6-7 Months)
IkT-148009 Phase 1b (Overlapping, Up to 6 Months)

**Accelerated plan, Mar. 2021**

Interleaving SAD and MAD cohorts, reducing Phase 1 duration by 6+ months
MAD cohorts of PD patients added to protocol and under FDA regulatory review. Anticipated enrollments in early 3Q21

Inhibikase Therapeutics 7

IKT Parkinson’s Disease Market & Strategy IKT Parkinson’s Disease Market & Strategy

THE MARKET 1 Parkinson’s Disease in the U.S. Large Market, Opportunity For Disease Modification Chronic Disease for a Long Time 700,000 – 1,000,000 1/3 of a Patient’s Lifespan = 25 years U.S. Patients 60,000 38,000 60 DEATHS / YEAR NEW CASES / YR AVERAGE AGE OF ONSET Other illnesses complicate development Men twice as likely as women to contract disease 36% 35% 30% 47% ARTHRITIS HEART / CIRCULATORY PSYCHOSIS DEMENTIA Parkinson’s Disease Foundation Decisions Resources 2016, ParkinsonismRelatDisord . 2012;18:1073-1078, , Neuroepidemiology 2010;34:143–151 , J Neurol Neurosurg Psychiatry. 1997 Jan;62(1):10-5. 9THE MARKET 1 Parkinson’s Disease in the U.S. Large Market, Opportunity For Disease Modification Chronic Disease for a Long Time 700,000 – 1,000,000 1/3 of a Patient’s Lifespan = 25 years U.S. Patients 60,000 38,000 60 DEATHS / YEAR NEW CASES / YR AVERAGE AGE OF ONSET Other illnesses complicate development Men twice as likely as women to contract disease 36% 35% 30% 47% ARTHRITIS HEART / CIRCULATORY PSYCHOSIS DEMENTIA Parkinson’s Disease Foundation Decisions Resources 2016, ParkinsonismRelatDisord . 2012;18:1073-1078, , Neuroepidemiology 2010;34:143–151 , J Neurol Neurosurg Psychiatry. 1997 Jan;62(1):10-5. 9

HOW THE GI TRACT ILLUMINATES A NOVEL WAY TO TREAT PATIENTS Model studies suggest the gut could be where Parkinson’s disease originates in the body and is a critical organ for analysis The Gut-Brain Connection Enables Innovation in Trial Design Parkinson’s May Begin in the Gut Easy access Can demonstrate disease benefit with quantitative endpoints Biopsy and Biomarkers Large effect size GI disorders resulting from kinase a modification of -synuclein: Dysphagia Unresolvable constipation Gastroesophageal reflux Gastroparesis Introduction of dysfunctional synuclein in the gut leads to progressive disease that mirrors the human disease course in the brain 10HOW THE GI TRACT ILLUMINATES A NOVEL WAY TO TREAT PATIENTS Model studies suggest the gut could be where Parkinson’s disease originates in the body and is a critical organ for analysis The Gut-Brain Connection Enables Innovation in Trial Design Parkinson’s May Begin in the Gut Easy access Can demonstrate disease benefit with quantitative endpoints Biopsy and Biomarkers Large effect size GI disorders resulting from kinase a modification of -synuclein: Dysphagia Unresolvable constipation Gastroesophageal reflux Gastroparesis Introduction of dysfunctional synuclein in the gut leads to progressive disease that mirrors the human disease course in the brain 10

IKT Causation of Parkinson’s and How Inhibikase Proposes to Modify DiseaseIKT Causation of Parkinson’s and How Inhibikase Proposes to Modify Disease

NEURODEGENERATION

# Investigating Causation in Parkinson's Reveals c-Abl as a Primary Culprit

- Parkinson's Disease (PD) is a neurodegenerative disease which limits function of nerve cells throughout the brain and gut.
- PD conditions include:

| | | | |
|---|---|---|---|
| Tremors | Slowed Movement | Impaired Balance | Permanent Constipation |
| Speech Loss | Cognitive Decline | Memory Loss | and Reflux Disease |

- α-Synuclein, an abundant and non-essential protein, has long been thought to be linked to the cause of Parkinson's Disease
  - Normally, α-Synuclein plays a role in neurotransmission by dopamine.
  - In the disease state, α-Synuclein is remodeled into protein aggregates we call plaques, which have been thought to be the cause of disease.
- The Company and it's collaborators have demonstrated that **plaques of α-synuclein cannot cause disease on their own**.
  - Plaques are internalized and activate c-Abl.
  - c-Abl is actually driving the disease.



**α-Synuclein Is normally in a helix-turn-helix configuration[1]**


β1
β2
β3
β4
β5
β6
β7
β8

**In the disease state, α-Synuclein reorganizes to form fibrous aggregates ("Plaques")[2]**

[1]Biochim Biophys Acta. 1818:1013-8 (2012)
[2]Pathogens 7:50 (2018)

Inhibikase Therapeutics 12

THE PATH TO NEURODEGENERATION

# Stressors Trigger the Production of α-Synuclein Plaques Which Activates c-Abl to Drive Neurodegeneration



**Stressors[1] Trigger the Production of α-Synuclein**

Oxidative / nitrosative stress

Point mutation in one or more proteins causing hyperaggregation (Mutant α-syn, LRRK2, GBA1)

α-synuclein duplication / triplication

**α-Synuclein Forms Fibrous Aggregates we call Plaques**

Plaques of misfolded α-synuclein are abnormal, but **benign**

*Treatment at this stage is ineffective[3]*

CELL ENTRY

**C-Abl is a Sentinel which Patrols for Abnormalities Inside a Gut or Brain Neuron**

c-Abl's sensor identifies α-synuclein plaques as a threat and activates in response

**The Effects and Results of Activated c-Abl Kinase**

Sensing α-synuclein plaques, activated c-Abl **Chemically Modifies** α-synuclein at **Tyr**$^{39}$ (pY39), converting it into its toxic, pathologic form

C-Abl further chemically modifies Parkin, disrupting mitochondrial integrity and survival pathways that could clear α-synuclein toxicity

**NEURODEGENERATION**

GI Conditions

Parkinson's Disease

[1] *Nat Rev Neurosci.* **2**, 492–501 (2001)
[2] Werner and Olanow (2021), under review
[3] https://ir.prothena.com/news-releases/news-release-details/update-phase-2-pasadena-study-prasinezumab-prx002rg7935
http://media.biogen.com/node/22876/html

Inhibikase Therapeutics 13

INHIBIKASE'S PROOF ACTIVATED C-ABL IS THE GATEWAY IN THE DISEASE PATH

# α-Synuclein Plaques Do Not Cause Disease Without c-Abl Modification in Humanized Preclinical Models[1]

**α-Synuclein plaque in the ABSENCE OF c-Abl CAUSES NO NEURODEGENERATION AFTER 6 MONTHS**


AAV-tTA (6 month post inj)
Non Inj
Inj
Control
TetP-A53T α-syn
c-Abl-KO/TetP-A53T α-syn

Injection (Inj) of an expression vector for the A53T form of synuclein doesn't degrade neurons until the expression of A53T is turned on

Once turned on, A53T induces 50% neurodegeneration in 6 months. NOTE loss is visible in the dark patches of stained neurons on the right half. The left half was an internal control and is unaffected.

When the expression of A53T is turned on, but c-Abl is genetically deleted from the mouse brain, you don't get any neurodegeneration. Thus, even though the clumps of α-syn are present in the right region of the brain, they don't cause disease until c-Abl acts on them


No c-Abl = No neurodegeneration
Cell Counts
7000
6000
5000
4000
3000
2000
1000
0
** **
** **
Nissl
TH
Control
Synuclein aggregate
Synuclein aggregate with c-Abl deleted

**: p < 0.0001, p = 0.0154, p = 0.0001, p = 0.0225, left-to-right

[1]Brain 142:2380ff (2019)

Inhibikase Therapeutics 14

STUDY Pathologic, c-Abl-Modified α-Synuclein (pY39) is Present in 1 Parkinson’s Patient Brain Toxic pY39-a-Synuclein Toxic pY39-a-Synuclein Abundant Prominent in Lewy Bodies In Substantia Nigra (SN) of Patients 1 J Clin Invest. 126, 2970-88 (2016) 15STUDY Pathologic, c-Abl-Modified α-Synuclein (pY39) is Present in 1 Parkinson’s Patient Brain Toxic pY39-a-Synuclein Toxic pY39-a-Synuclein Abundant Prominent in Lewy Bodies In Substantia Nigra (SN) of Patients 1 J Clin Invest. 126, 2970-88 (2016) 15

IkT-148009 ONGOING TRIALS IN SAFETY AND DOSING\

# Low Toxicity, Brain Penetrant c-Abl Inhibitor in Clinical Development

| NOVEL ABL KINASE INHIBITOR | RELATIVE POTENCY |
|---|---|
| 148019 | 8 |
| 148003 | 12 |
| 148027 | 17 |
| 148032 | 23 |
| 148009 | 18* |
| 01427 | 36 |
| **Imatinib** | **1** |

Imatinib is a template for design

| 14-Day Toxicology in Rat/Monkey[1] | |
|---|---|
| Human equivalent dose of 600 mg | |
| Cardiovascular | None |
| Renal | None |
| Liver | None |
| Bone marrow | None |
| Sternum | None |
| Blood | None |
| PBMCs | Slight increase in neutrophils within normal limits |
| Cytotoxicity | None in primary or mature cells |
| Sustainable brain concentration | > 1 micromolar |

[1]Ongoing chronic toxicology studies in rat and monkey have completed 13 weeks

IkT-148009

- No observed toxicity from off target kinase inhibition
- No CNS toxicity
- No toxicity observed even on 210+ day dosing in mice at >150 mg/kg/day
- Nearly complete neuroprotection in α-synuclein progressive disease models
- Multi-kilogram clinical batch production completed, 6 step synthesis

*Compositions of matter **patent protection through 2036**

Inhibikase Therapeutics 16

ONGOING TRIALS IN SAFETY AND DOSING Dose Proportional Clinical Pharmacokinetics and Favorable Adverse Event Profile Clinical Pharmacokinetics of IkT-148009-SAD Cmax AUC Linear (Cmax) Linear (AUC) 5000 70000 4500 R² = 0.9925 60000 4000 50000 3500 3000 40000 2500 R² = 0.9995 30000 2000 1500 20000 1000 10000 500 0 0 0 10 20 30 40 50 60 70 80 Human safety to date Oral Dose (mg) Ø No clinically significant adverse events have been observed across 5 dosing cohorts Significance of clinical pharmacokinetics 1 Ø High exposures at low oral dose, linearly dose proportional. Exposures at 75 mg IkT-148009 comparable to 500 mg imatinib 1 FDA summary data for approval 21-335 17 Mean Cmax (ng) Mean AUC 0-∞ (ng-h/mLONGOING TRIALS IN SAFETY AND DOSING Dose Proportional Clinical Pharmacokinetics and Favorable Adverse Event Profile Clinical Pharmacokinetics of IkT-148009-SAD Cmax AUC Linear (Cmax) Linear (AUC) 5000 70000 4500 R² = 0.9925 60000 4000 50000 3500 3000 40000 2500 R² = 0.9995 30000 2000 1500 20000 1000 10000 500 0 0 0 10 20 30 40 50 60 70 80 Human safety to date Oral Dose (mg) Ø No clinically significant adverse events have been observed across 5 dosing cohorts Significance of clinical pharmacokinetics 1 Ø High exposures at low oral dose, linearly dose proportional. Exposures at 75 mg IkT-148009 comparable to 500 mg imatinib 1 FDA summary data for approval 21-335 17 Mean Cmax (ng) Mean AUC 0-∞ (ng-h/mL

IkT-148009 ONGOING TRIALS IN SAFETY AND DOSING

# Low Oral Dose in Humans Reaches The Therapeutic Exposures of Animal Models

| Clinical Pharmacokinetics IkT-148009 compared to therapeutic dose in animal models of progressive disease | | | | | | |
|---|---|---|---|---|---|---|
| | | | $t_{1/2}$ | $t_{max}$ | $C_{max}$ | $AUC_{0-\infty}$ |
| | | mg/day | (h) | (h) | (ng/mL) | (h*ng/mL) |
| | | | | | | |
| IkT-148009 | Mean | **25**[1] | 25.2 | 6 | 945 | 23200 |
| Clinical N=6 | | | | | | |
| | | | | | | |
| IkT-148009 | Mean | **1.25**[1] | 12.7 | 2.2 | 2562 | 19650 |
| Efficacy, mouse model N=5 | | | | | | |

[1]25 mg/day in humans equivalent to 0.128 mg/day in mouse assuming a 25 g mouse
Oral doses analyzed between 12.5 mg 1x/day to 75 mg 1x/day across 4 cohorts analyzed. 8 patients/cohort, 32 patients total 3:1 randomized against placebo.

**Therapeutic exposures defined**

- Laboratory efficacy studies in mice have an AUC equivalent to clinical exposure at 25 mg/day oral dose.
- Long half-life at low oral dose suggests long-term exposure to drug on a daily basis

Inhibikase Therapeutics 18

IkT-148009 ONGOING TRIALS IN SAFETY AND DOSING

# Updated Phases and Development Intervals for 2021

**Phase 1**

**Single Ascending Dose (SAD)**
- 8 dosing cohorts (25 – 400 mg, 1x/day)
- 8 patients/cohort, 2:1 randomized
- Sentinel dosing
- Primary objectives safety, tolerability , pharmacokinetics (PK), urine and plasma concentrations

**Multiple Ascending Dose (MAD)**
- 4 dosing cohorts, doses determined from SAD PK and safety
- 8 patients/dose, 3:1 randomized, 7 day dosing 1x/day
- Primary objectives safety, tolerability, pharmacokinetics (PK), urine, plasma spinal fluid concentrations, trough concentration and Maximum Tolerated Dose

**Phase 1b**

**Multiple Ascending Dose (MAD)**
- Enroll cohort of Parkinson's patients with GI evaluations at middle of MAD period
- Timing coordinated with 3 month toxicology readout
- Primary objectives safety, tolerability, pharmacokinetics
- Secondary objectives functional assessment of motor and cognitive function in brain, motor function in GI

IkT-148009 Phase 1 SAD / MAD (6-7 Months)

IkT-148009 Phase 1b (Overlapping, Up to 6 Months)

MONTHS ▶ 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18

IkT-148009 Phase 1 Chronic Toxicology Studies (11 Months)

**Comparative Toxicology to Imatinib at Toxic Dose**

RAT: 3 and 6-month dosing
- 3-month readout (July, 2021) extends patient dosing period covered by pivotal toxicology for Phase 1b

MONKEY: 3 and 9-month dosing
- 3-month readout (July, 2021) extends patient dosing period covered by pivotal toxicology for Phase 1b

Inhibikase Therapeutics 19

IKT Proof of Functional Reversal in the Brain and Gut in Animal Models of DiseaseIKT Proof of Functional Reversal in the Brain and Gut in Animal Models of Disease

ANIMAL STUDY BASIS OF IkT-148009 THERAPY Oral IkT-148009 in Mice Humanized for Parkinson’s Disease in Brain Reverses Functional Loss Baseline Neuromuscular Toxic Levels of Synuclein Are Treatment Started 6 Weeks After Onset of Near Normal Behavior Returned Following Introduced Into One Side of the Coordination Conditions Treatment Behavioral Marker Mouse Brain Defect in one hemisphere makes mice run in circles Toxicity renders the mice trembling and only able to run Mice completed 30 turns/10 min in circles when treated a dose of 100 mg/kg dose Healthy Mice Run In Circles at the Average Rate of 25 Turns : 10 Min NEARLY COMPLETE RESCUE 21ANIMAL STUDY BASIS OF IkT-148009 THERAPY Oral IkT-148009 in Mice Humanized for Parkinson’s Disease in Brain Reverses Functional Loss Baseline Neuromuscular Toxic Levels of Synuclein Are Treatment Started 6 Weeks After Onset of Near Normal Behavior Returned Following Introduced Into One Side of the Coordination Conditions Treatment Behavioral Marker Mouse Brain Defect in one hemisphere makes mice run in circles Toxicity renders the mice trembling and only able to run Mice completed 30 turns/10 min in circles when treated a dose of 100 mg/kg dose Healthy Mice Run In Circles at the Average Rate of 25 Turns : 10 Min NEARLY COMPLETE RESCUE 21

ANIMAL STUDY BASIS OF 148009 THERAPY Oral IkT-148009 Suppresses c-Abl Activation in the Brain that Correlates with Functional Recovery IkT-148009 engages the c-Abl target in the brain Activated c-Abl in disease Baseline Inhibition of c-Abl below baseline by IkT-148009 22 Normal Mice Normal Mice +148009 Parkinson’s Mice Parkinson’s Mice +148009 Parkinson’s Mice +148009 and elacridarANIMAL STUDY BASIS OF 148009 THERAPY Oral IkT-148009 Suppresses c-Abl Activation in the Brain that Correlates with Functional Recovery IkT-148009 engages the c-Abl target in the brain Activated c-Abl in disease Baseline Inhibition of c-Abl below baseline by IkT-148009 22 Normal Mice Normal Mice +148009 Parkinson’s Mice Parkinson’s Mice +148009 Parkinson’s Mice +148009 and elacridar

IkT-148009 ANIMAL STUDY BASIS OF 148009 THERAPY

# Oral IkT-148009 Preserves Neural Anatomy in the Brain

**IkT-148009 stopped loss of neurons, accounting for functional recovery**


number of neurons (SNpc)
12000
10000
8000
6000
4000
2000
0
Placebo
IkT-148009 only, no disease
A53T induced disease
A53T-induced disease + IkT-148009
p=0.0001
p=0.0225
p=<0.0001
p=0.0154
TH
NISSL
Normal # neurons
Rescued # neurons (≥ 80%)
Disease # neurons (< 50%)

Inhibikase Therapeutics 23

IkT-148009 EVIDENCE OF FUNCTIONAL RECOVERY IN THE GUT

# Oral IkT-148009 in Mice Humanized for Parkinson's Disease in Gut Reverses Functional Loss

METHOD OF MEASUREMENT

**α-Synuclein Aggregates Introduced Into Gut Slows Gut Transit Time**


Carmine dye

Measure defecation rate

POST TREATMENT RESULTS

**At 3 months defecation slows to 500 min (3x normal); At 6 months defecation slows to 800 min (5x normal); Normal = 165 min**



Neuron count read out by Whole Gut Transit Time - The time it takes for a mouse to defecate


500 min
IKT-148009:
100%
neuroprotection
219 min
N = 25
N = 24
P<0.0001
600
400
200
0
A53T
A53T
Vehicle (Control)
IkT – 148009
A53T Human α-Synuclein


Whole gut transit time (minutes)
800
600
400
200
0
A53T
A53T
Vehicle (Control)
IkT – 148009
A53T Human α-Synuclein

**NOTES**

1. If it weren't for 6 outliers in 96 measures, average would be 170 min, essentially 100% recovery.
2. We find the neuroanatomy is nearly completely restored by measuring the number and distribution of neural ganglia in the tissue.

Inhibikase Therapeutics 24

IKT Proof of Toxicity Clearance in the Brain and Gut in Animal Models of DiseaseIKT Proof of Toxicity Clearance in the Brain and Gut in Animal Models of Disease

EFFECT ON CAUSE OF DISEASE Oral IkT-148009 Treatment Clears Toxic a-Synuclein in the brain and gut Clearance of toxicity in the gut Clearance of toxicity in the brain Green: Pathological a-synuclein Red: Neural ganglia in gut Aggregates Cleared during treatment with IkT- 148009 IkT-148009 drives clearance of pathological α-synuclein (green dots have been cleared) 26EFFECT ON CAUSE OF DISEASE Oral IkT-148009 Treatment Clears Toxic a-Synuclein in the brain and gut Clearance of toxicity in the gut Clearance of toxicity in the brain Green: Pathological a-synuclein Red: Neural ganglia in gut Aggregates Cleared during treatment with IkT- 148009 IkT-148009 drives clearance of pathological α-synuclein (green dots have been cleared) 26

RESEARCH ADVANCES ARE TRANSFORMATIONAL Advances in pre-clinical models and clinical dosing § IKT-148009 drives functional recovery inside and outside of the brain § IKT-148009 drives clearance of the toxic form of a- synuclein § Low oral doses in humans achieve therapeutic exposure levels observed in animal efficacy studies § Early clinical outcomes with IkT-148009 have accelerated development and provide a path for early entry into Parkinson’s patients Targeting c-Abl we believe is transformational to treatment of neurodegeneration 27RESEARCH ADVANCES ARE TRANSFORMATIONAL Advances in pre-clinical models and clinical dosing § IKT-148009 drives functional recovery inside and outside of the brain § IKT-148009 drives clearance of the toxic form of a- synuclein § Low oral doses in humans achieve therapeutic exposure levels observed in animal efficacy studies § Early clinical outcomes with IkT-148009 have accelerated development and provide a path for early entry into Parkinson’s patients Targeting c-Abl we believe is transformational to treatment of neurodegeneration 27

COMPANY HIGHLIGHTS Upcoming Milestones IkT-148009 Five clinical programs by close of 2021 Completion of Phase 1 Healthy Volunteer Study SAD/MAD 3Q21 Anticipated dosing of Parkinson’s patients by early 3Q21 Completion of chronic toxicology studies 4Q21 IkT-001Pro IND filing 3Q221 Bioequivalence study 3Q21 Superiority evaluation relative to Standard-of-Care in CML patients anticipated to commence 1Q22 Team Build-out, Medicinal Chemistry, Pre-clinical Research, General and Administrative build out 28 28COMPANY HIGHLIGHTS Upcoming Milestones IkT-148009 Five clinical programs by close of 2021 Completion of Phase 1 Healthy Volunteer Study SAD/MAD 3Q21 Anticipated dosing of Parkinson’s patients by early 3Q21 Completion of chronic toxicology studies 4Q21 IkT-001Pro IND filing 3Q221 Bioequivalence study 3Q21 Superiority evaluation relative to Standard-of-Care in CML patients anticipated to commence 1Q22 Team Build-out, Medicinal Chemistry, Pre-clinical Research, General and Administrative build out 28 28

ABOUT US

# Management Team with Deep Experience in Drug Development and Commercialization

## Executive

**Milton Werner, PhD President & CEO**

Previously, Dr. Werner served as Director of Research at Celtaxsys. From September 1996 until June 2007, Dr. Werner was a Head of the Laboratory of Molecular Biophysics at The Rockefeller University in New York City. Throughout his scientific career, Dr. Werner has been an innovator integrating chemistry, physics, and biology into a comprehensive approach to solving problems in medicine. Dr. Werner is the author or co-author of more than 70 research articles, reviews, and book chapters and has given lectures on his research work throughout the world.

**Joseph Frattaroli, CPA Chief Financial Officer**

Mr. Frattaroli is a certified public accountant with more than 15 years of experience in public company filings and compliance for Nasdaq and OTC Markets companies. Previously, he provided chief financial officer and consulting services for several emerging biopharmaceutical and medical device companies, with responsibilities that included capital formation, deal structuring, and assisting private companies in their transition to becoming publicly traded SEC registrants.

**C. Warren Olanow, MD, Interim Chief Medical Officer and Chief Executive Officer of CLINTREX.**

Dr. Olanow is the former Henry P. and Georgette Goldschmidt Professor and Chairman of the Department of Neurology at the Mount Sinai School of Medicine Prior to joining Mount Sinai, he served on the faculties of McGill University, Duke University, and the University of South Florida. He is the former President of the Movement Disorder Society, past President of the International Society of Motor Disturbances, and former Treasurer of the American Neurological Association. He has served on the executive committee of the Michael J. Fox Foundation Scientific Advisory Board, and he is the former Chairman of the Scientific Advisory Board of the Bachmann-Strauss Parkinson Foundation and of the Dystonia Foundation. Dr. Olanow is the former Co-Editor-in-Chief of the journal Movement Disorders. Dr. Olanow received his medical degree from the University of Toronto, performed his neurology training at the New York Neurological Institute at Columbia Presbyterian Medical Center at Columbia University, and undertook postgraduate studies in neuroanatomy at Columbia University and authored more than 600 articles in the field of neurodegeneration.

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# Board of Directors

**Mr. Dennis Berman** has been a co-founder, board member, and/or seed investor in many private biotechnology and technology companies, five of which have gone public. He currently serves as the President of Molino Ventures, LLC a board advisory and venture capital firm and was co-founder and Executive Vice President of Corporate Development of Tocagen. Other public companies for which Mr. Berman has served as a seed investor, co-founder, and/or board member include Intervu (one of the first software-as-a-service companies), which was acquired by Akamai; Kintera, Inc. (an online fundraising pioneer), which was acquired by Blackbaud; Gensia (focused on purine/pyrimidine metabolism compounds), which was acquired by Teva; and Viagene (the first U.S. gene therapy company that utilized a non-replicating retrovirus), which was acquired by Chiron/Novartis. Mr. Berman also was a seed investor in Calabrian (a water treatment company), which was acquired by SK Capital.

**Dr. Paul Grint, MD** has more than two decades of experience in biologics and small-molecule research and development, including the successful approval and commercialization of products in the infectious diseases, immunology, and oncology therapeutic areas. He on the Board of Amplyx Pharmaceuticals and Synedgen. Has served on the Board of Cardea Bio, on the Board of Amplyx Pharmaceuticals, on the Board of Synedgen and was CEO and member of the Board of Directors of AmpliPhi Biosciences. Dr. Grint has also served in senior management roles at Cerexa, Forest Laboratories, Kalypsys, Pfizer, IDEC Pharmaceuticals, and Schering-Plough Corporation. He is a Fellow of the Royal College of Pathologists, and holds a bachelor's degree from St. Mary's Hospital College, University of London and a medical degree from St. Bartholomew's Hospital College, University of London.

**Dr. Roy Freeman, MD** is Professor of Neurology at the Harvard Medical School and Director of the Center for Autonomic and Peripheral Nerve Disorders in the Department of Neurology at Beth Israel Deaconess Medical Center in Boston, Massachusetts. Dr. Freeman is former chairman of the World Federation of Neurology research group on the autonomic nervous system, former President of the American Autonomic Society, and former chairman of the Autonomic Section of the American Academy of Neurology. Dr. Freeman is Editor-in-Chief of Autonomic Neuroscience: Basic and Clinical and on the editorial boards of The Clinical Journal of Pain, Pain: Clinical Updates, and Clinical Autonomic Research. He is a founder of several companies in pain and neurodegenerative disease and is on the scientific advisory boards of many large and small pharmaceutical and biotechnology companies.

**Ms. Elizabeth O'Farrell** recently retired from a 25-year career with Eli Lilly and Company, lastly serving as Chief Procurement Officer and Leader, Global Head of Shared Services from 2012 to 2017. Prior to that, she advanced through a number of executive management positions including Senior Vice President, Policy and Finance; Senior Vice President, Finance; Chief Financial Officer, Lilly USA; Chief Financial Officer, Lilly Canada; and General Auditor. Before joining Eli Lilly, Ms. O'Farrell currently serves on the board of PDL BioPharma, Geron Corporation where she is a member of the Audit Committee and. member of the board of directors of Lensar and serves as member and chair of their Audit Committee. Ms. O'Farrell holds a BS in accounting with honors and an MBA in management information systems, both from Indiana University.

# Industry-Leading Advisors

**Robert Hauser, MD**
Professor of Neurology, University of South Florida College of Medicine - Director USF Parkinson's Disease and Movement Disorders Center

**Jeffrey Kordower, PhD**
Alla V and Solomon Jesmer Professor of Aging & Neurological Sciences Rush University Medical Center

**Dr. Ken Marek**
President and Senior Scientist, Institute of Neurodegenerative Disorders

**Dr. Ted Dawson, MD, PhD**
Neurodegeneration and Stem Cell Programs, Institute for Cell Engineering, Departments of Neurology, Physiology, Pharmacology, and Molecular Sciences - The Johns Hopkins University School of Medicine

**Dr. Valina Dawson, PhD**
Neurodegeneration and Stem Cell Programs, Institute for Cell Engineering, Departments of Neurology and Physiology
The Johns Hopkins University School of Medicine

**Dr. Warren Olanow, MD, FRCPC**
Henry P. and Georgette Goldschmidt Professor and Chairman Emeritus, Mount Sinai School of Medicine
Clintrex, Inc.

**Dr. Karl Kieburtz, MD, MPH**
Robert J. Joynt Professor in Neurology, Senior Associate Dean for Clinical Research, Director of the Clinical &Translational Science Institute, Founder Center for Human Experimental Therapeutics (CHET)- University of Rochester Medical Center Clintrex, Inc.

**Dr. Jay Pasricha, MBBS, MD**
Director, Johns Hopkins Center for Neurogastroenterology
Professor of Medicine

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